EXHIBIT 24

POWER OF ATTORNEY

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc. America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of January, 2005.

/s/ Michael B. Yanney

Michael B. Yanney

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of February, 2005.

/s/ George J. Behringer

George J. Behringer

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of February, 2005.

/s/ George V. Janzen

George V. Janzen

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc. America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 10th day of February, 2005.

/s/ George H. Krauss

George H. Krauss

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of January, 2005.

/s/ Gregor Medinger

Gregor Medinger

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc. America First Tax Exempt Investors, L.P.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of January, 2005.

/s/ Lisa Y. Roskens

Lisa Y. Roskens

POWER OF ATTORNEY

     The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by the following companies:

America First Apartment Investors, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of January, 2005.

/s/ Steven W. Seline

Steven W. Seline